John Hancock Funds II (the Trust)

Multimanager Lifestyle Balanced Portfolio (the fund)

Supplement dated April 1, 2021 to the current summary prospectus, as may be supplemented

At its meeting held on March 23-25, 2021, the Trust’s Board of Trustees approved changes to the fund’s primary benchmark as of May 1, 2021 (Effective Date). The fund will also make changes to its custom blended benchmark as of the Effective Date.

In connection with the change described above, the following disclosure will be amended and restated as follows as of the Effective Date:

The opening paragraph under “Past Performance” is amended and restated as follows:

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark (the “John Hancock Lifestyle Balanced Index”) comprises 27.9% of the S&P 500 Index, 10.3% of the MSCI World ex-USA Index, 12.0% of the Russell 2500 Index, 6.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE Bank of America U.S. High Yield Index, 3.0% of the JPMorgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 21.0% of the Bloomberg Barclays U.S. Aggregate Bond Index, 6.0% of the ICE Bank of America Long U.S. STRIPS Index, and 4.0% of the Bloomberg Barclays 1-5 Year TIPS Index and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R Suite) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

The Average annual total returns table under “Past Performance” will also be replaced in its entirety as follows:

Average annual total returns (%)—as of 12/31/20	1 year	5 year	10 year
Class A (before tax)	9.77	8.26	6.90
after tax on distributions	8.04	6.13	5.28
after tax on distributions, with sale	6.44	5.93	5.01
Class C	13.15	8.48	6.78
Class I	15.33	9.58	7.25
Class R2	14.95	9.16	7.21
Class R4	15.08	9.42	7.54
Class R5	15.36	9.63	7.77
Class R6	15.37	9.68	7.76
Morningstar U.S. Moderate Target Allocation Index (reflects no deduction for fees, expenses, or taxes)*	14.26	10.25	8.82
John Hancock Lifestyle Balanced Index (reflects no deduction for fees, expenses, or taxes)**	11.00	10.71	8.80
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)*	18.40	15.22	13.88
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51	4.44	3.84
Russell 3000 Index/MSCI ACWI ex–USA Index/Bloomberg Barclays U.S. Aggregate Bond Index/ICE Bank of America U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)**	14.24	10.42	8.63

* Prior to May 1, 2021, the fund’s primary benchmark was the S&P 500 Index. Effective May 1, 2021, the fund’s primary benchmark index is the Morningstar U.S. Moderate Target Allocation Index. The Morningstar U.S. Moderate Target Allocation Index better reflects the universe of investment opportunities based on the fund’s investment strategy.

** Prior to May 1, 2021, the fund’s custom blended benchmark comprised 42% of the Russell 3000 Index, 18% of the MSCI ACWI ex—USA Index, 32% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 8% of the ICE BofA U.S. High Yield Index. Effective May 1, 2021, the fund’s custom blended benchmark is the John Hancock Lifestyle Balanced Index, a different blend of indexes as discussed above. The John Hancock Lifestyle Balanced Index better reflects the universe of investment opportunities based on the fund’s investment strategy.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.

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